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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 2007


                            BUFFALO WILD WINGS, INC.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

        000-24743                                        31-1455913
(Commission File Number)                       (IRS Employer Identification No.)


                       5500 Wayzata Boulevard, Suite 1600
                          Minneapolis, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 593-9943
              (Registrant's telephone number, including area code)

                       1600 Utica Avenue South, Suite 700
                          Minneapolis, Minnesota 55416
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in
                Fiscal Year.

     On September 17, 2007, the Company moved into new corporate offices and filed a Notice of Change of Registered Office (the "Notice") with the Office of the Minnesota Secretary of State, which Notice was effective on September 17, 2007. The Notice amends the Company's Restated Articles of Incorporation by changing the Company's registered office to 5500 Wayzata Boulevard, Suite 1600, Minneapolis, Minnesota 55416. The Notice is attached hereto as Exhibit 3.1 and incorporated in this Report as if fully set forth herein.

Item 9.01       Financial Statements and Exhibits.

                (a) Financial statements: None.

                (b) Pro forma financial information: None.

                (c) Shell company transactions: None.

                (d) Exhibits:

                        3.1     Notice of Change of Registered Office

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 20, 2007

                                    BUFFALO WILD WINGS, INC.


                                    By: /s/ James M. Schmidt
                                        ----------------------------------------
                                        James M. Schmidt, Senior Executive
                                        President, General Counsel and Secretary

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            BUFFALO WILD WINGS, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
September 17, 2007                                                     000-24743
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                            BUFFALO WILD WINGS, INC.
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EXHIBIT NO.     ITEM

   3.1          Notice of Change of Registered Office